UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2006
STERLING CONSTRUCTION COMPANY, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31993 (Commission File Number)	25-1655321 (IRS Employer Identification Number)
20810 Fernbush Lane
Houston, Texas 77073
(Address of principal executive offices)
(281) 821-9091
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
As previously announced in a press release dated September 12, 2006, Sterling Construction Company, Inc. (the “Company”) is making a presentation about the Company at the 5th Annual D.A. Davidson & Co. Engineering & Construction Conference on Thursday, September 21, 2006 at 9:55 a.m. Pacific Time at the Fairmont Hotel in San Francisco, California.
A copy of the printed version of the slides to be shown by the Company at the conference is furnished as Exhibit 99.1 hereto and is incorporated herein by this reference.
The information furnished in this Form 8-K is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, is not subject to the liabilities of that section, and is not deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description

99.1	Printed version of the slides to be shown by the Company at the D.A. Davidson & Co. Engineering & Construction Conference on September 21, 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Construction Company, Inc.
	By:	/s/ Roger M. Barzun
Roger M. Barzun
Dated: September 21, 2006		Senior Vice President